UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
Select Medical Holdings Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Select Medical Holdings Corporation
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to Be Held on Tuesday, May 12, 2011

The Proxy Statement, Annual Report and other proxy materials are available at:
http://www.proxyvoting.com/sem
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.

Select Medical Holdings Corporation

     If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 4, 2011 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)

Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)

Internet:	http://www.proxyvoting.com/sem

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.
Dear Select Medical Holdings Corporation Stockholder:
The 2011 Annual Meeting of Stockholders of Select Medical Holdings Corporation (the “Company”) will be held at the Kessler Institute for Rehabilitation, 1199 Pleasant Valley Way, West Orange, NJ 07052, on Thursday, May 12, 2011, at 2:30 p.m. EDT.
Proposals to be considered at the Annual Meeting:
(1)	to elect three Class II directors, each for a term of three years or until their respective successors have been elected and qualified;
(2)	to hold a non-binding advisory vote on the compensation of the Company’s named executive officers;
(3)	to hold a non-binding advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers;
(4)	to approve the Select Medical Holdings Corporation 2011 Equity Incentive Plan;
(5)	to approve Amendment No. 1 to the Select Medical Holdings Corporation 2005 Equity Incentive Plan for Non- Employee Directors;
(6)	to ratify the appointment of PricewaterhouseCoopers LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and
(7)	to transact any other business that may properly come before the meeting.
The Board of Directors recommends a vote FOR each Board of Directors nominee, FOR the approval of the executive compensation resolution, FOR the frequency of the named executive officer compensation advisory vote to occur every ONE year, and FOR Items 4, 5 and 6.
The Board of Directors has fixed the close of business on March 14, 2011 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	à	â

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on the website,
http://www.kessler-rehab.com/company/locations/Directions.aspx.
Meeting Location:
Kessler Institute for Rehabilitation
1199 Pleasant Valley Way
West Orange, NJ 07052
The following Proxy Materials are available for you to review online:
•	the Company’s 2011 Proxy Statement (including all attachments thereto);
•	the Proxy Card;
•	the Company’s Annual Report for the year ended December 31, 2010 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:
(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/sem
The Proxy Materials for Select Medical Holdings Corporation are available to review at:
http://www.proxyvoting.com/sem
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET
We encourage you to review the proxy materials online before voting.
Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote
Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website.
You will need to reference the 11-digit control number located on the reverse side.